T. Rowe Price Science & Technology Fund, Inc.


 Supplement to prospectus dated May 1, 2001
--------------------------------------------------------------------------------
   Effective immediately, the Portfolio Management paragraph on page 16 of prospectus is replaced with the following:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Michael F. Sola, Chairman, Giri Devulapally, Donald J. Easley, Bruce E. Emery, Robert N. Gensler, Eric M. Gerster, Jill L. Hauser, and Terral M. Jordan. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Sola was elected chairman of the fund's committee in 2002; he was elected Executive Vice President of the fund in 2000. He joined
   T. Rowe Price in 1994 as an investment analyst, and has been managing investments since 1997. He is also chairman of the Investment Advisory Committee for the Developing Technologies Fund.
--------------------------------------------------------------------------------
 The date of this supplement is January 16, 2002.
--------------------------------------------------------------------------------

 F061-041   1/16/02

T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Science & Technology Fund-Advisor Class

 Supplement to prospectus dated May 1, 2001
--------------------------------------------------------------------------------
 Effective January 1, 2002, footnote (a) to Table 2 of the prospectus on page 4 will be revised with the following to reflect the extension of the class's expense ratio limitation:


 /a/Effective January 1, 2002, T. Rowe Price contractually obligated itself to bear any expenses (other than management fees) through December 31, 2003, that would cause the class's ratio of expenses to average net assets to exceed 1.15%. Expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the class's expense ratio is below 1.15%; however, no reimbursement will be made after December 31, 2005, or if it would result in the expense ratio exceeding 1.15%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the class. The class operated under a previous expense limitation for which
   T. Rowe Price may be reimbursed.


--------------------------------------------------------------------------------
 The date of this supplement is January 1, 2002.
--------------------------------------------------------------------------------

 E261-041 01/01/02

T. Rowe Price Global Technology Fund, Inc.

 Supplement to prospectus dated May 1, 2001
--------------------------------------------------------------------------------
   Effective immediately, the Portfolio Management paragraph on page 16 of the prospectus is replaced with the following:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Robert N. Gensler, Chairman, Archana Basi, Giri Devulapally, Eric M.
   Gerster, Jill L. Hauser, Stephen C. Jansen, and Thomas O. Murtha. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Gensler has been a member of the committee since its inception and was elected chairman in 2002. He is also chairman of the Investment Advisory Committee for the Media & Telecommunications Fund. He joined T. Rowe Price as an investment analyst in 1993.
--------------------------------------------------------------------------------
 The date of this supplement is January 16, 2002.
--------------------------------------------------------------------------------

 F132-041   1/16/02